SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                       FORM 8-K
                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                              February 21, 1996
                      (Date of earliest event reported)

                            AMCORE FINANCIAL, INC.
            (Exact name of Registrant as specified in its charter)

             Nevada                0-13393                  36-3183870
          (State of          (Commission File No.)        (IRS Employer
          Incorporation)                                  Identification No.)

                                501 Seventh Street
                               Rockford, Illinois  61104

            (Address of principal executive offices, including zip code)

                               (815) 968-2241
             (Registrant's telephone number, including area code)


          ITEM 5.   OTHER EVENTS.

          Rights Agreement

                    On February 21, 1996, the Board of Directors of AMCORE Financial, Inc. (the "Company") approved the extension of the benefits afforded by the Company's existing rights plan by adopting a new shareholder rights plan. The new plan, like the existing plan, is intended to promote continuity and stability, deter coercive or partial offers which will not provide fair value to all shareholders and enhance the Board's ability to represent all shareholders and thereby maximize shareholder values.

                    Pursuant to the new Rights Agreement between the Company and Firstar Trust Company, as Rights Agent, one Right will be issued for each outstanding share of common stock, $.33 par value, of the Company on the expiration of the existing rights on February 27, 1996. Each of the new Rights will entitle the registered holder to purchase from the Company one share of Common Stock at a price of $70 per share. The Rights, however, will not become exercisable unless and until, among other things, any person acquires 15% or more of the outstanding common stock or the Board of Directors determines that a person is an Adverse Person. A person who beneficially owns 10% or more of the outstanding common stock of the Company will be declared an Adverse Person if the Board of Directors determines (a) that such beneficial ownership is intended to cause the Company to repurchase the common stock beneficially owned by such person or to pressure the Company to take action or enter into transactions intended to provide such person with short-term financial gain, that are not in the best long-term interests of the Company and its shareholders, or (b) such beneficial ownership is causing or reasonably likely to cause a material adverse impact on the Company to the detriment of the Company's shareholders, employees, suppliers, customers or community. The new Rights are redeemable under certain circumstances at $.01 per Right and will expire, unless earlier redeemed, on February 27, 2006.

                    The description and terms of the new Rights are set forth in the new Rights Agreement, a copy of which is filed herewith and is incorporated herein by reference.


          ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

               Exhibits:

               4.1 Rights Agreement, dated as of February 21, 1996, AMCORE Financial, Inc. and Firstar Trust Company, as Rights Agent, which includes as Exhibit A the form of Rights Certificate (incorporated herein by reference to Exhibit 1 of the Registrant's Form 8-A filed on February 27, 1996).

               99.1 Press release issued by the Company dated
                    February 22, 1996.


                                  SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   By:/s/ F. Taylor Carlin
                                      Name:  F. Taylor Carlin
                                      Title: Executive Vice President
                                             and Chief Operating Officer

          Date:  February 28, 1996


                                    EXHIBIT INDEX

          Exhibit             Description

           4.1         Rights Agreement, dated as of
                       February 21, 1996, between
                       AMCORE Financial, Inc. and
                       Firstar Trust Company, as Rights
                       Agent, which includes as Exhibit
                       A the form of Rights Certificate
                       (incorporated herein by
                       reference to Exhibit 1 of the
                       Registrant's Form 8-A filed on
                       February 27, 1996).

           99.1        Press release issued by the
                       Company dated February 22, 1996.